SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

455 El Camino Real

Santa Clara, California 95050

(Address of principal executive offices)

(408) 367-3100

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.	OTHER EVENTS

On July 22, 2003, Roxio, Inc., a Delaware corporation (the “Company”) announced the election of Lawrence Kenswil to the Company’s Board of Directors.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Press Release issued by the Company on July 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003

ROXIO, INC. (Registrant)

By:	/S/ WILLIAM E. GROWNEY, JR.
Name:	William E. Growney, Jr.
Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on July 22, 2003.

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